UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2019

PRINCIPIA BIOPHARMA INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38653	26-3487603
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 East Grand Avenue, South San Francisco, California		94080
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 416-7700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	PRNB	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

Principia Biopharma Inc. (the “Company”) issued a press release on October 15, 2019 announcing positive preliminary data from its ongoing Phase 1/2 clinical trial of its proprietary drug candidate, PRN1008, for the treatment of immune thrombocytopenia (ITP).

To date, the trial has enrolled 26 adult patients. The median treatment duration of the reported data was 12.7 weeks (range 0.14 to 39.71). PRN1008 starting doses in the trial were 200mg once daily, 400 mg once daily, 300 mg twice daily, and 400 mg twice daily, with intra-patient dose escalation allowed every four weeks. Of the 26 enrolled patients, 39% (80% confidence interval (CI) 27.3, 51.0) achieved the trial’s primary end-point of two or more consecutive platelet counts of ≥ 50,000/µL, separated by at least five days, and increased by ≥ 20,000/µL from baseline without requiring rescue medication. In addition, 46% (80% CI 34.2, 58.5) of enrolled patients achieved any two platelet counts ≥ 50,000/µL. These results were observed despite the limited duration of therapy and patients at multiple escalating dose levels. In the preliminary data on a sub-set of 15 patients across all doses who had completed at least 12 weeks of therapy, the response rate was greater than 50% across both endpoints. The preliminary data on all 26 enrolled patients showed PRN1008 had been well-tolerated at all doses studied, whether given as a monotherapy or with allowed concomitant ITP therapy, with no reported treatment related bleeding or thrombotic events. These results are preliminary in nature and may change as additional patients are enrolled and progress in the trial.

The Company also announced that further updated data from the trial will be presented as an oral scientific session at the 61st American Society of Hematology Annual Meeting in December 2019.

A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release issued by Principia Biopharma Inc. dated October 15, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRINCIPIA BIOPHARMA INC.

Date: October 15, 2019	By:	/s/ Roy Hardiman
Roy Hardiman
Chief Business Officer